Other financial liabilities	12 Months Ended
Sep. 30, 2025
Other financial liabilities
Other financial liabilities

Note 19.Other financial liabilities

Accounting policy

Other financial liabilities include liabilities measured at amortised cost as well as liabilities which are measured at FVIS. Financial liabilities measured at FVIS include:
● Trading liabilities (i.e. securities sold short); and
● Liabilities designated at FVIS (i.e. certain repurchase agreements). Refer to Note 22 for balances measured at fair value and amortised cost. Repurchase agreements

Where securities are sold subject to an agreement to repurchase at a predetermined price, they remain recognised in the balance sheet in their original category (i.e. ‘Trading securities’ or ‘Investment securities’).

The cash consideration received is recognised as a liability (‘Repurchase agreements’). Repurchase agreements are designated at fair value where this eliminates or significantly reduces an accounting mismatch, or they are part of a group of instruments that are managed on a fair value basis. Otherwise they are measured on an amortised cost basis.

Where a repurchase agreement is designated at fair value, any changes in fair value (except those due to changes in credit risk) are recognised in the income statement as they arise. The change in fair value that is attributable to credit risk is recognised in OCI except where it would create an accounting mismatch, in which case it is also recognised in the income statement.

	Consolidated		Parent Entity
$m	2025	2024	2025	2024
Repurchase agreements	14,664	18,848	13,183	16,071
Interbank placements	6,405	3,635	6,402	3,631
Accrued interest payable	4,235	4,940	3,684	4,094
Securities purchased not delivered	7,574	2,966	7,574	2,966
Trade creditors and other accrued expenses	2,363	2,375	1,887	1,994
Settlement and clearing balances	869	934	848	801
Securities sold short	4,215	3,248	4,215	3,248
Other	1,163	1,131	1,142	1,112
Total other financial liabilities	41,488	38,077	38,935	33,917